EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liquid Media Group, Ltd. (the “Company”) on Form 20-F for the period ended November 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald Thompson, Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 7, 2022	/s/ Ronald Thompson
Ronald Thompson, Principal Executive Officer